JOINT FILING AGREEMENT

              The undersigned hereby agree that the foregoing statement on
Schedule 13D is, and any amendments thereto executed by each of us shall be, filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 26th day of August, 2002.

                                           /S/ ERIC MEYER
                                           -------------------------------

                                           Eric Meyer


                                           MCP VALUE TECHNOLOGY FUND, L.P.
                                           By: /s/ ERIC MEYER
                                                   -----------------------

                                           Name: Eric Meyer
                                           Title: Managing Member of
                                             MCP Value Technology LLC,
                                             Its General Partner


                                           EM/DD, L.P.
                                           By: /s/ ERIC MEYER
                                                   -----------------------

                                           Name: Eric Meyer
                                           Title:   Executive Officer of
                                             EMDD Associates, Inc.,
                                             Its General Partner


                                           TRIGENCE PARTNERS, L.P.
                                           By: /s/ ERIC MEYER
                                                   -----------------------

                                           Name: Eric Meyer
                                           Title:   Executive Officer of
                                             L'abbaye, Inc.,
                                             Its General Partner



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